September 7, 2017 Lender Presentation Exhibit 99.1

Safe Harbor Statement No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the filings of Vantiv, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) our ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii) fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; (xvi) outcomes of future litigation or investigations; (xvii) uncertainties as to the timing of the transaction; (xviii) uncertainties as to whether the transaction will be completed; (xix) the possibility that shareholders or other third parties will file lawsuits challenging the transaction; (xx) potential operating costs, customer loss and business disruption occurring prior to completion of the transaction or if the transaction is not completed; (xxi) the effect of the announcement of the transaction on our business relationships, operating results and business generally; (xxii) the failure to satisfy conditions to completion of the transaction, including the receipt of all required regulatory approvals; and (xxiii) difficulty in retaining certain key employees as a result of the transaction. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the Company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Important Additional Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the acquisition (the “Acquisition”) of Worldpay Group plc (“Worldpay”) by the Company, including the issuance of shares of the Company’s common stock in respect of the Acquisition. In connection with the foregoing proposed issuance of the Company’s common stock, the Company expects to file a proxy statement on Schedule 14A with the SEC. To the extent the Company effects the Acquisition of Worldpay as a Scheme of Arrangement under United Kingdom law, the issuance of the Company’s common stock in the Acquisition would not be expected to require registration under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 3(a)(10) under the Act. In the event that the Company determines to conduct the Acquisition pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Company’s common stock that would be issued in the Acquisition. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed by the Company with the SEC at http://investors.vantiv.com/. Participants in the Solicitation The Company and its directors, officers and employees may be considered participants in the solicitation of proxies from the Company’s stockholders in respect of the Acquisition. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the Acquisition, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the materials filed by the Company with the SEC, including in the proxy statement for the Company’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Company filings with the SEC, and will be set forth in the proxy statement relating to the Acquisition when it becomes available. Non-GAAP Financial Measures This presentation contains estimated financial information that is unaudited and not presented in accordance with US Generally Accepted Accounting Principles (GAAP). Such information includes financial information presented in accordance with International Financial Reporting Standards (IFRS); information relating to the combined financial data presented with the side-by-side financials; estimated efficiencies and run-rate savings; estimated synergies and efficiencies; and adjusted earnings per share, which excludes non-cash amortization of intangible assets. This information has been provided on a forward-looking basis pursuant to an exception for non-GAAP financial measures included in disclosures relating to a proposed business combination transaction, the entity resulting from the business combination transaction or an entity that is a party to the business combination transaction where the communication containing such disclosure is subject to the SEC’s rules relating to communications applicable to business combination transactions. Investors should not place undue reliance on these measures and should carefully review the risks and uncertainties described in the cautionary statement relating to “Forward-Looking Statements” contained herein. Representations It is understood and acknowledged that any person's access to, and use of, any of the attached materials constitutes their overall acceptance of the following: (1) none of Vantiv, Worldpay, the Company, or any other party involved in the preparation of the attached materials makes any representation, warranty or claim that the materials and information contained therein is current or accurate; (2) by virtue of access to these materials, no one shall be entitled to claim detrimental reliance on any information provided or expressed; (3) no person should rely on statements or representations made within these materials nor should any person rely on the statements or representations made by any other source based on these materials; and (4) neither Vantiv, Worldpay, the Company, nor any other party involved in the preparation of the attached materials shall have any duty or liability to any person in connection with the attached materials.

Table of Contents Transaction Overview I II Key Investment Highlights III Financial Overview IV Appendix

+ Transaction Overview

Transaction Overview

- Vantiv (the "Company") is a leading, integrated payment processor and is the largest merchant and PIN debit acquirer in the US, based on number of transactions
- On August 9, 2017, Vantiv and Worldpay announced that they have reached agreement on the terms of a recommended merger for total consideration of $12.0Bn (representing 18.6x LTM EBITDA without synergies)
- Worldpay is a leading payments technology company to over 400,000 clients worldwide. Using its network and technology, Worldpay is able to process payments across 146 countries and 126 currencies
- The acquisition financing will be comprised of:
  - Incremental Revolver: $600MM
  - Incremental Term Loan A-4: $1,605MM
  - Incremental Term Loan B-1: $535MM
  - Incremental Senior Unsecured Notes: $1,130MM
- In addition, Vantiv is seeking to reprice it's existing $761MM Term Loan B and syndicate the $1,270MM Incremental Term Loan B that was funded to complete the buyback of shares owned by Fifth Third Bank "Fifth Third" to reduce their pro forma ownership to ~4.9%
- Pro forma first lien and total net leverage of 4.1x and 4.8x LTM Adjusted EBITDA, respectively[(1)(2)]. Strong credit profile with target of de-levering to a 4.0x gross debt to EBITDA leverage ratio over the next 12-18 months
- Vantiv has completed an amendment to its existing credit facilities as well as the successful Agent-level syndication of the acquisition financing
- **We are requesting commitments on September 18th for the $1,270MM TLB, $761MM TLB repricing as well as retail tickets for the Revolver and Term Loan A-4**

Notes: assumes on exchange rate of US$1.2967:£1
1. Based on covenant EBITDA; includes additional addbacks for Vantiv covenant EBITDA purposes; ~$40MM incremental addback as of 6/30/2017
2. Includes one-third of $200MM of run-rate synergies for illustrative purposes; LTM defined as Last Twelve Month period (H1 2017 + 2016 FY – H1 2016)

5
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.

vantiv. worldpay

Vantiv Overview Notes Based on number of total purchase transactions; analysis of data published in The Nilson Report, issue 1105 (March 2017) Based on number of total purchase transactions (including all general credit, debit, and prepaid cards transactions, including signature and PIN debit) Segment Overview Leading processor to banks and credit unions under $10Bn in assets 4 billion transactions processed Financial Institution Services #1 Ranked U.S. merchant and #1 U.S. pin debit acquirer (1) ~800,000 merchant locations served ~5,000 referring branches 21 billion transactions processed 21% U.S. merchant market share (1)(2) Over 1/3rd of the top 100 retailers Merchant Services ‘16 Net Revenue % Growth ’16 Adjusted EBITDA % Margin $1.9Bn 13% $0.9Bn 48% ‘16 Net Revenue % Total % Growth $1,546MM 81% 16% $359MM 19% 4%

Worldpay Overview

worldpay

'16 Net Revenue (1)	**$1.3Bn**
% Growth	*15%*
'16 Adjusted EBITDA (2)	**$0.6Bn**
% Margin (2)	*47%*

Segment Overview

Global eCom

- Online and mobile multi-currency payments for multi-national retailers
- ~1,200 customers including some of the largest, global online merchants
- Verticals: Digital Content, Global Retail, Airlines, Gaming and Travel

U.K.

- #1 merchant acquirer in UK
- ~40% share of UK merchant market by volume
- ~300,000 UK and Ireland-based customers ranging from SMEs to major retailers

U.S.

- #7 merchant acquirer in US
- ~100,000 SME customers and ~15,000 enterprise customers
- Vertical-specific enterprise solutions: Grocery, Petroleum, Restaurant and Retail

	Global eCom	U.K.	U.S.
'16 Net Revenue (1)	**$439MM**	**$498MM**	**$340MM**
% Total	*34%*	*39%*	*27%*
CC Growth %	*22%*	*8%*	*2%*
'16 Adj. EBITDA (2)(3)	**$273MM**	**$247MM**	**$94MM**
% Margin (2)(3)	*62%*	*50%*	*28%*

Source Nilson Report, issues 1105 (March 2017) and 1110 (May 2017)
Note: assumes on exchange rate of US$1.2967:£1
1. Worldpay net revenue reflects reported gross profit for comparable reporting conventions to Vantiv, for illustrative purposes only, estimated by allocating total gross profit using reported net revenue % of total
2. Underlying EBITDA shown for Worldpay, margin shown after taking into effect net revenue to gross profit adjustment
3. Assumes corporate costs of £25MM are allocated pro rata across segments by Worldpay reported net revenue

7
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.
vantiv. worldpay

+ Key Investment Highlights

Key Investment Highlights Establishes a Global eCommerce Leader Creates a global leader in eCommerce with significant scale, differentiated products and worldwide reach 1 Expanding into High Growth Markets Leveraging our combined capabilities in order to focus on new international geographies, verticals and client segments 2 Delivering Innovation at Scale Global footprint and advanced technology enables us to deliver innovation at scale through our leading distribution 3 Strong Cash Flow Strong free cash flow generation creates ability to de-lever consistently 6 Significant Cost Synergies Plan to achieve annual recurring pre-tax cost synergies of approximately $200 million by the end of the third year post close 5 Superior Financial Profile Resilient business with strong recurring revenue, industry-leading margins and significant operating leverage 4

eCommerce Leader Spanning U.S. + U.K. and Rest of World Combination extends ability to support eCommerce clients worldwide One-stop shop for all omni-commerce needs Unified view of data globally across all channels Enable clients to access new geographies and markets Empower merchants to cut through complexity Global network and reach supporting 300+ payment types across 146 countries and 126 currencies Consumer insights through data & analytics and value added services Proven ability to partner with merchants to drive revenue growth Differentiated and advanced technology Creating a Global Leader in eCommerce

Expanding Integrated Payments VANTIV INTEGRATED PAYMENTS ECOSYSTEM Products & Technology Developers Dealers Accelerating adoption of integrated payments continues to drive strong growth in the U.S. Pioneer in integrated payments with leading capabilities Continue to grow business with SMBs in the U.S. Follow Vantiv’s U.S. clients and partners as they expand overseas Penetrate Worldpay’s deep SMB customer base in the U.K. Springboard to expand presence across Europe

Enhancing Our Deep Vertical Expertise Increasing card adoption driving secular growth with anticipated outsized benefits in high growth verticals Leading capabilities with deep expertise across a broad range of key verticals Aggressively expanding into high growth verticals (e.g. B2B, Digital, Health) B2B DIGITAL Health RETAIL AIRLINES RESTAURANT GROCERY DRUG Focus on expansion in high growth verticals

Creates a Global Platform for International Expansion

A Leader in the Deepest and Most Attractive Markets


vantiv +
worldpay
U.S. & Canada
$5.2Tn
~7% CAGR
Europe
$3.0Tn
~9% CAGR
Asia Pacific
$11.4Tn
~12% CAGR
Latin America
$0.6Tn
~8% CAGR
Middle East / Africa
$0.3Tn
~14% CAGR
'15 Purchase Volume
'15-'25 CAGR %

Emerging markets will drive 75% of global card volume growth over the next 10 years

Source The Nilson Report (January 2017, issue 1102), McKinsey & Company

13
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.

Delivering Innovation at Scale GLOBAL PARTNER OF Choice SEAMLESS Integrated technology Comprehensive Differentiated Solution Set #1 Global acquirer (1) | ~$1.5Tn in payments volume | Leading cost efficiency Next-Gen Flexible Integrated Scalable Secure Agile Unmatched Scale Best-in-class Security ü Customer Insights through Data Analytics 0101 1010 Omni-Channel Revenue Opportunities Multi-Currency Online Connectivity Alternative Payments Back-office Automation Note Based on number of transactions; analysis of data published in The Nilson Report, issues 1095 (September 2016), 1105 (March 2017) and 1110 (May 2017)

Creating a Global Omni-Commerce Leader + Technology Verticals Geography Capabilities Agile & Scalable Highly complementary capabilities will allow us to achieve more together Integrated Payments International eCommerce Global Omni-Commerce Grocery Retail Digital Airlines Next-Gen & Flexible Unmatched Integrated Technology Platform Deep Vertical Expertise B2B #1 U.K. Merchant Acquirer (1) #1 U.S. Merchant Acquirer (1) #1 Global Acquirer (1) Note Based on number of transactions; analysis of data published in The Nilson Report, issues 1095 (September 2016), 1105 (March 2017) and 1110 (May 2017) Travel

+ Financial Overview

Compelling Financial Profile Before Synergies Note: assumes on exchange rate of US$1.2967:£1 Figures shown are pro forma for combined company Worldpay for illustrative purposes only; net revenue reflects reported gross profit for comparable reporting conventions to Vantiv; Underlying EBITDA shown for Worldpay, margin shown after taking into effect net revenue to gross profit adjustment Free cash flow defined as Adjusted EBITDA – Capex Free cash flow conversion defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA Net Revenue ($Bn) Adjusted EBITDA ($Bn) Margin (%) $1.3 (2) $3.2Bn $1.5Bn 48% $0.6 47% (2) $0.9 48% + FY2016 Free Cash Flow ($Bn) (3) Conversion (%) (4) $0.8 $0.4 $1.2Bn 78% 66% 87% Transactions (Bn) $1.9 15 40Bn 25 Transaction Volume ($Tn) $0.6 $1.5Tn $0.9 (1)(2)

Identifiable and Achievable Cost Synergies $200MM Estimated Run-Rate Cost Synergies By End of Third Year Post Close Annual Run-Rate Synergies U.S. Technology, Operations and Selling, General & Administrative Expenses 63% Group G&A 22% eCom Technology, Operations and Selling, General & Administrative Expenses 15% 1 2 3

Compelling Model – Visibility, Sustainability, Growth and Cash Flow Note: assumes on exchange rate of US$1.2967:£1 Calculated as a combination of both companies utilizing the exchange rate noted above per the 2.7 Announcement; see slide 20 Worldpay net revenue reflects reported gross profit for comparable reporting conventions to Vantiv, for illustrative purposes only Free cash flow conversion defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA Diversified customer base 3-5 year customer contracts 12% transaction CAGR (1) (’14–’16) 15% net revenue (1)(2) CAGR (’14–’16) 48% Adjusted EBITDA Margins (LTM 6/30) Superior cost efficiency 78% free cash flow conversion (3) (LTM 6/30) 10% capital expenditures (LTM 6/30) Highly Recurring Revenue Robust Organic Growth Profile Significant Operating Leverage Low Capital Intensity Value proposition drives high recurring revenues Enviable client base with high retention rates and limited customer concentration Strong secular growth in electronic payments Broad footprint across high growth markets supports sustained organic growth Industry-leading margin profile Continued margin expansion opportunities from scalable technology High free cash flow conversion provides ample flexibility to deploy capital Ability to strategically enhance footprint, distribution and technological capabilities Results

Strong Transaction Growth and Stable Yields Drive Revenue Transactions (Bn) 12% CAGR % Growth Note: assumes on exchange rate of US$1.2967:£1 Worldpay for illustrative purposes only; net revenue reflects reported gross profit for comparable reporting conventions to Vantiv Net Revenue (1) ($MM) % Growth 15% CAGR

Net Revenue (1) Adjusted EBITDA ($MM) % Growth Note: assumes on exchange rate of US$1.2967:£1 Worldpay for illustrative purposes only; net revenue reflects reported gross profit for comparable reporting conventions to Vantiv ($MM) 15% CAGR Significant Operating Leverage 15% CAGR % Margin (1)

Strong Free Cash Flow CapEx Free Cash Flow (1) ($MM) 6% CAGR % of Rev. (2) Note: assumes on exchange rate of US$1.2967:£1 Free cash flow defined as Adjusted EBITDA – Capex Worldpay net revenue reflects reported gross profit for comparable reporting conventions to Vantiv Free cash flow conversion defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA 17% CAGR ($MM) % Conversion (3)

Gross Debt / Adjusted EBITDA (1)(2) Notes: Includes additional addbacks for Vantiv covenant EBITDA purposes; ~$40MM incremental addback as of 6/30/2017 Leverage increase in 2014 driven by financing for the Mercury acquisition Net Debt / Adjusted EBITDA (1)(2) Vantiv’s Consistent Track Record of Delevering

Leverage Use strong, stable free cash flow to reduce leverage over time Deleveraged from 5.0x to 3.5x during the two-year period ending June 2016 Target of de-levering to a 4.0x debt to EBITDA leverage ratio over the next 12-18 months post closing Liquidity Expect to maintain strong liquidity position Other Capital Actions Track record of deploying capital towards strategic M&A, TRA or share repurchase Dividends No current intention to pay a dividend in the foreseeable future Vantiv is committed to maintaining a positive and proactive working relationship with the financial community, rating agencies and lenders Financial Policy

Key Investment Highlights Establishes a Global eCommerce Leader Creates a global leader in eCommerce with significant scale, differentiated products and worldwide reach 1 Expanding into High Growth Markets Leveraging our combined capabilities in order to focus on new international geographies, verticals and client segments 2 Delivering Innovation at Scale Global footprint and advanced technology enables us to deliver innovation at scale through our leading distribution 3 Strong Cash Flow Strong free cash flow generation creates ability to de-lever consistently 6 Significant Cost Synergies Plan to achieve annual recurring pre-tax cost synergies of approximately $200 million by the end of the third year post close 5 Superior Financial Profile Resilient business with strong recurring revenue, industry-leading margins and significant operating leverage 4

S&U / Pro Forma Capitalization

Sources ($MM)	
Equity Issuance	8,756
Rolled Vantiv Debt	4,574
Rolled Worldpay Debt	630
Incremental Term Loan A-4	1,605
Incremental Term Loan B-1	535
Incremental Unsecured Notes	1,130
Incremental Vantiv Term Loan B (Fifth Third)	1,270
Cash from Balance Sheet	73
Total	**18,573**

Uses ($MM)	
Equity Purchase Price	10,184
Rolled Vantiv Debt	4,574
Rolled Worldpay Debt	630
Refinanced Vantiv Debt	--
Refinanced Worldpay Debt	1,568
Fifth Third Share Buyback	1,267
Provision for Transaction Expenses	350
Total	**18,573**

Capitalization ($MM)	Current 6/30/17	Transaction-Related	PF 6/30/17
Cash	119.9	466.3	586.2
Existing Vantiv Revolver	358.0	--	358.0
Existing Vantiv Term Loan A	2,407.6	--	2,407.6
Existing Vantiv Term Loan B	761.2	--	761.2
Existing Vantiv Term Loan B (Fifth Third)	--	1,270.0	1,267
Incremental Term Loan A-4	--	1,605.0	1,605.0
Incremental Term Loan B-1	--	535.0	535.0
Existing Vantiv Capital Leases & Leasehold Mortgages	43.1	--	43.1
Rolled Worldpay Capital Leases	--	38.9	38.9
Total Secured Debt	**$3,569.9**	**$3,448.9**	**$7,018.8**
Incremental Unsecured Notes	--	1,130.0	1,130.0
Rolled Worldpay Senior Unsecured Notes (€)	--	590.7	590.7
Total Debt	**$3,569.9**	**$5,169.6**	**$8,739.5**
Net Debt	**$3,450.0**	**$4,703.3**	**$8,153.3**
LTM Adjusted EBITDA (1)	990.8 (2)		1,702.2 (2)
Secured Leverage	3.6x		4.1x
Gross Leverage	3.6x		5.1x
Net Leverage	3.5x		4.8x

Notes: assumes on exchange rate of US$1.2967:£1
1. PF LTM Adjusted EBITDA includes one-third of $200MM of run-rate synergies for illustrative purposes
2. Includes additional addbacks for Vantiv covenant EBITDA purposes; ~$40MM incremental addback as of 6/30/2017

26

© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.

Summary of Terms

Incremental Pro Rata Facilities

Borrower:	Vantiv, LLC (the "Borrower")		
Facilities:		**Incremental Pro Rata Facilities**	
	Facility	**Incremental Revolver**	**Incremental Term Loan A-4**
	Amount	$600mm	$1,605mm
	Maturity	5-years	5-years
	Pricing	Opening at L+225 bps Undrawn: 37.5 bps with step-down Total Leverage-based Pricing Grid: ▪ 4.50x+: L+225 bps ▪ 4.50x – 3.75x: L+200 bps ▪ 3.25x – 3.75x: L+175 bps ▪ 2.25x – 3.25x: L+150 bps ▪ Below 2.25x: L+125 bps	Opening at L+225 bps Total Leverage-based Pricing Grid: ▪ 4.50x+: L+225 bps ▪ 4.50x – 3.75x: L+200 bps ▪ 3.25x – 3.75x: L+175 bps ▪ 2.25x – 3.25x: L+150 bps ▪ Below 2.25x: L+125 bps
	Amortization	None	5%/5%/5%/7.5%/10%
Use of Proceeds:	Revolver: General corporate purposes Term Loan A-4: To finance the acquisition of Worldpay, refinance existing Worldpay debt, and pay related fees and expenses		
Incremental Facility:	Fixed Dollar Incremental Amount shall be $1,000,000,000 and the leverage ratios applicable to the Ratio-Based Incremental Amount shall be set at the applicable leverage ratios on the Closing Date with ability to incur non-USD incremental Term Loans.		
Security:	First lien on substantially all tangible and intangible assets, including stock of the Borrower and all domestic restricted subsidiaries (Same as existing)		
Guarantors:	Vantiv Holding, LLC and the material domestic wholly-owned restricted subsidiaries of the Borrower (Same as existing)[1]		
Optional Prepayments:	Prepayable at par		
Mandatory Prepayments:	Mandatory prepayments required from proceeds of: ▪ 100% net cash proceeds of non-ordinary course asset sale proceeds, with 12 month reinvestment rights ▪ 100% of debt issuance proceeds (other than permitted debt) (Same as existing)		
Financial Maintenance Covenants:	Total Leverage Ratio: December 31, 2017 – September 30, 2018: 6.50 to 1.00 • December 31, 2018 – September 30, 2019: 5.75 to 1.00 • December 31, 2019 – September 30, 2020: 5.00 to 1.00 • December 31, 2020 and thereafter: 4.25 to 1.00 4.00 to 1.00 Interest Coverage Ratio		
Negative Covenants:	To match Amended Existing Credit Facilities		

Note

1. Worldpay US Subsidiaries expected to become guarantors post-closing

27

© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.

vantiv. worldpay

Summary of Terms Incremental Term Loan B Borrower: Vantiv, LLC (the “Borrower”) Facilities: Incremental Term Loan B Facility Incremental Term Loan B Amount $1,270mm Maturity August 7, 2024 Amortization 1.00% per annum Use of Proceeds: Share buyback of 19.8MM Vantiv shares to reduce Fifth Third’s stake to 4.9% post transaction Incremental Facility: Fixed Dollar Incremental Amount shall be $1,000,000,000 and the leverage ratios applicable to the Ratio-Based Incremental Amount shall be set at the applicable leverage ratios on the Closing Date with ability to incur non-USD incremental Term Loans. Security: First lien on substantially all tangible and intangible assets, including stock of the Borrower and all domestic restricted subsidiaries (Same as existing) Guarantors: Vantiv Holding, LLC and the material domestic wholly-owned restricted subsidiaries of the Borrower (1) Optional Prepayments: 101 Soft Call (6 months) Mandatory Prepayments: Mandatory prepayments required from proceeds of: 100% net cash proceeds of non-ordinary course asset sale proceeds, with 12 month reinvestment rights 100% of debt issuance proceeds (other than permitted debt) 50% of excess cash flow with leverage based stepdowns to 25% and 0% based on senior secured leverage of 4.25x and 3.75x, respectively Financial Maintenance Covenants: None Negative Covenants: To match Amended Existing Credit Facilities Note Worldpay US Subsidiaries expected to become guarantors post-closing

Summary of Terms Term Loan B Repricing Borrower: Vantiv, LLC (the “Borrower”) Facilities: Term Loan B Repricing Facility Term Loan B Repricing Amount $761mm Maturity October 14, 2023 (same as existing) Amortization 1.00% per annum (same as existing) Use of Proceeds: Reprice the existing Term Loan B Incremental Facility: Fixed Dollar Incremental Amount shall be $1,000,000,000 and the leverage ratios applicable to the Ratio-Based Incremental Amount shall be set at the applicable leverage ratios on the Closing Date with ability to incur non-USD incremental Term Loans. (same as existing) Security: First lien on substantially all tangible and intangible assets, including stock of the Borrower and all domestic restricted subsidiaries (Same as existing) Guarantors: Vantiv Holding, LLC and the material domestic wholly-owned restricted subsidiaries of the Borrower (Same as existing)(1) Optional Prepayments: 101 Soft Call (6 months) Mandatory Prepayments: Mandatory prepayments required from proceeds of: 100% net cash proceeds of non-ordinary course asset sale proceeds, with 12 month reinvestment rights 100% of debt issuance proceeds (other than permitted debt) 50% of excess cash flow with leverage based stepdowns to 25% and 0% based on senior secured leverage of 4.25x and 3.75x, respectively (Same as existing) Financial Maintenance Covenants: None (same as existing) Negative Covenants: To match Amended Existing Credit Facilities (same as existing) Note Worldpay US Subsidiaries expected to become guarantors post-closing

Execution Timeline Lender Call September 7th Commitments Due September 18th Key event Federal holiday Close & Fund Term Loan B Week of October 2nd Close & Fund RCF & TLA-4 Q1 2018 September 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 October 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31

+ Appendix

Combination Summary

Structure and Exchange Ratio	• Combination creates a new global player with pro forma enterprise value of ~£22Bn / ~$29Bn • Vantiv offer for Worldpay represents ~£9.3Bn / ~$12.0Bn enterprise value • Worldpay shareholders will receive 55p in cash; and 0.0672 new Vantiv shares for each Worldpay share as well as an interim dividend of 0.8p and a special dividend of 4.2p per Worldpay share on completion of the merger • Committed financing has been obtained for the cash consideration in the transaction and to refinance certain debt • Vantiv will provide a mix and match facility to Worldpay shareholders
Ownership	• Pro-forma ownership: 57% Vantiv shareholders / 43% Worldpay shareholders • Buyback of 19.8MM Vantiv shares from Fifth Third Bank implies 4.9% ownership post transaction
Governance	• Charles Drucker to be Executive Chairman and Co-CEO • Philip Jansen to be Co-CEO, Stephanie Ferris to be CFO, each reporting to Charles Drucker • 13 member board, 8 to be designated by Vantiv and 5 to be designated by Worldpay
Name / Headquarters	• New company to be renamed Worldpay • Combined company to have global and corporate headquarters in Cincinnati, Ohio and international headquarters in London • Combined company common shares will trade on the NYSE with a secondary listing on the LSE
Closing Considerations	• Subject to customary closing conditions including regulatory and shareholder approvals • Transaction is expected to close in early 2018

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